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                                                                    Exhibit 99.4

                               SECOND AMENDMENT TO
              AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

            This SECOND AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this "AMENDMENT"), dated as of March 28, 2001, is entered into by and among CORPORATE OFFICE PROPERTIES, L.P., a Delaware limited partnership ("COPLP"), CORPORATE OFFICE PROPERTIES TRUST, a Maryland real estate investment trust ("COPT"), CORPORATE OFFICE PROPERTIES HOLDINGS, INC., a Delaware corporation, BLUE BELL INVESTMENT COMPANY, L.P., a Delaware limited partnership, SOUTH BRUNSWICK INVESTORS, L.P., a Delaware limited partnership, COMCOURT INVESTORS, L.P., a Delaware limited partnership, 6385 FLANK DRIVE, L.P., a Pennsylvania limited partnership (COPLP, COPT and each of the foregoing collectively being referred to as the "LOAN PARTIES"), BANKERS TRUST COMPANY and the other Lenders that are or may become a party to the Credit Agreement (individually, a "LENDER" and collectively, the "LENDERS"), BANKERS TRUST COMPANY as administrative agent for the Lenders (in such capacity, "AGENT").

                                 R E C I T A L S

      A. The Loan Parties, the Lenders and Agent have entered into that certain Amended and Restated Senior Secured Credit Agreement dated as of August 31, 1998 (as revised, amended or modified, prior to the date hereof, the "CREDIT AGREEMENT"). Initially capitalized terms not otherwise defined in this Amendment shall have the respective definitions ascribed to them in the Credit Agreement.

      B. Concurrently with entering into this Amendment, the Loan Parties, the Lenders thereunder and Agent, inter alia, are entering into an amendment and restatement of the Revolving Credit Agreement.

      C. By entering into this Amendment, the Loan Parties, the Lenders and Agent desire to amend the Credit Agreement as set forth herein.

                                A G R E E M E N T

            NOW, THEREFORE, in consideration of the foregoing Recitals (which by this reference are incorporated herein) and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. REVOLVING CREDIT AGREEMENT; REVOLVING LOAN.

                  (a) The definition of "Revolving Credit Agreement" as set forth in Appendix I to the Credit Agreement is amended and restated in its entirety as follows:


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                  ""REVOLVING CREDIT AGREEMENT" shall mean the Revolving Credit
            Agreement described in Recital A, as such agreement is amended, modified, revised or amended and restated from time to time."

                  (b) The definition of "Revolving Loan" as set forth in Appendix I to the Credit Agreement is amended and restated in its entirety as follows:

                  ""REVOLVING LOAN" shall mean the Revolving Loan described in
            Recital A, as such loan is amended, modified, revised, increased, decreased, extended or recast from time to time."

            2. CROSS-COLLATERALIZATION. It is the intent of all parties to this Amendment that no collateral pledged to the Lenders under the Revolving Loan Agreement as security for the Revolving Loan shall also be pledged to the Lenders as security for the Loans; the Loan Documents shall therefore stand amended, modified and revised mutatis mutandis to reflect such intent. Without limiting the generality of the foregoing:

                  (a) The phrase "and that certain collateral pledged to Lenders as security for the Revolving Loan shall also be pledged to Lenders as security for the Loans" is deleted from Recital C of the Credit Agreement.

                  (b) Section 2.7.5 of the Credit Agreement is deleted from the Credit Agreement in its entirety. The first sentence of Section 7.2.2 of the Credit Agreement is amended by inserting the phrase "(in such order as the Agent may, in its sole discretion, elect)" immediately after the first use of the word "Obligations" in such sentence.

                  (c) Section 3.1.23 of the Credit Agreement is deleted from the Credit Agreement in its entirety.

                  (d) Section 8.1.5 of the Credit Agreement is deleted from the Credit Agreement in its entirety.

                  (e) The phrase "and the "Collateral" under, and as defined in, the Revolving Credit Agreement" is deleted from the definition of Collateral set forth in Appendix I to the Credit Agreement.

                  (f) The definition of "Mortgaged Property Subsidiary Guaranty" set forth in Appendix I to the Credit Agreement is deleted in its entirety.

            3. FINANCIAL COVENANTS.

                  (a) CONSOLIDATED TANGIBLE NET WORTH. Section 6.7.1 of the Credit Agreement is amended and restated in its entirety as follows:

                  "6.7.1 CONSOLIDATED TANGIBLE NET WORTH. The Loan Parties shall not permit at any time the Consolidated Tangible Net Worth of COPT and its Subsidiaries to be less than (i) Three Hundred Twenty-Five Million Dollars ($325,000,000) PLUS (ii) 80% of any Equity Proceeds


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            received by COPT and its Subsidiaries (other than from COPT and its
            Subsidiaries) after the Closing Date."

                  (b) MINIMUM PROPERTY INTEREST COVERAGE.

                        (1) Section 6.7.2 of the Credit Agreement is amended and
            restated in its entirety as follows:

                  "6.7.2 MINIMUM PROPERTY INTEREST COVERAGE. As of the last day of any calendar quarter, the Loan Parties shall not permit the ratio of Total Property Adjusted Net Income to Total Property Interest Expense to be less than 1.6:1.0 (such amounts to be determined with reference to the preceding 12-month period ending on such last day)."

                        (2) The definition of "Total Property Interest Expense"
            set forth in the Credit Agreement at Appendix I is amended and restated in its entirety as follows:

                        ""TOTAL PROPERTY INTEREST EXPENSE" means, for any
                  period, total interest expense related to outstanding Indebtedness secured by the Properties, such interest to be calculated for purposes of this Agreement against the aggregate amount of the actual outstanding principal amount of the Loans using a constant based on the greater of (i) the actual interest rates then accruing on the loans made hereunder, and (ii) the 10-year Treasury Rate as of the date of determination, plus 1.75%, instead of the interest rates actually applicable thereto."

                  (c) MINIMUM FIXED CHARGE COVERAGE.

                        (1) The following is added to and made a part of the
            Credit Agreement as Section 6.7.7:

                  "6.7.7 MINIMUM FIXED CHARGE COVERAGE. As of the last day of any calendar quarter, the Loan Parties shall not permit the ratio of Consolidated Adjusted Net Income to Consolidated Fixed Charges to be less than 1.5:1.0 (such amounts to be determined with reference to the preceding 12-month period ending on such last day)."

                        (2) The following definition is added to and made a part
            of the Credit Agreement at Appendix I, to be inserted in alphabetic order with respect to the other definitions therein:

                  ""CONSOLIDATED FIXED CHARGES" means, for any period, the sum of the amounts for such period of (i) Consolidated Interest Expense PLUS (ii) regularly scheduled principal amortization payments required by any Indebtedness (except balloon payments)."


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                  (d) CONSOLIDATED ADJUSTED NET INCOME. The definition of
      "Consolidated Adjusted Net Income" set forth in the Credit Agreement at Appendix I is amended and restated in its entirety as follows:

                  ""CONSOLIDATED ADJUSTED NET INCOME" means, for any period and without duplication, for COPT and its Subsidiaries, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) losses on the sales of Properties and other properties, debt restructurings or other nonrecurring expenses, and
            (vii) expenses attributable to minority interests; LESS the sum for such period of (a) a recurring capital expense reserve equal to $0.15 per net rentable square foot for all Properties other than the Blue Bell Properties, (b) gains on the sales of Mortgaged Properties and other Properties, debt restructurings and other nonrecurring income, and (c) income attributable to minority interests, and as adjusted in a manner acceptable to Agent for straight line rents, all of the foregoing as determined on a consolidated basis for COPT and its Subsidiaries in conformity with GAAP."

                  (e) CONSOLIDATED INTEREST EXPENSE. Paragraphs (a) and (b) of the definition of "Consolidated Interest Expense" set forth in the Credit Agreement at Appendix I are amended and restated in their entirety as follows:

                  "(a) for the Loans, during the Initial Term, using a constant based on the greater of (i) the weighted average of actual interest rates then accruing on Loans made hereunder, and (ii) the then-current 10-year Treasury Rate as of the date of determination, plus 1.75%, instead of the interest rates actually applicable thereto;

                  (b) for the Loans, during any Extension Term, using a constant based on the greater of (i) the weighted average of actual interest rates then accruing on Loans made hereunder, and (ii) the then-current 10-year Treasury Rate as of the commencement of such Extension Term, plus 1.75%, instead of the interest rates actually applicable thereto;"

            4. CHANGE IN MANAGEMENT AND CHANGE IN CONTROL.

                  (a) Section 5.2.4 of the Credit Agreement is amended and restated in its entirety as follows:

                  "5.2.4 CHANGE IN MANAGEMENT. At least one of the following
            Persons shall remain in the following respective positions for COPT:
            Clay W. Hamlin, III - Chief Executive Officer; Randall M. Griffin - President and Chief Operating Officer; and Roger A. Waesche, Jr. - Senior Vice President and Chief Financial Officer at all times up to the Maturity Date, provided that, if due to death, incapacity, removal or any other reason,


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            more than two of the foregoing named Persons no longer hold the respective positions for COPT as described herein, then COPT shall have up to one hundred eighty (180) days to obtain the approval of the Requisite Lenders, in their reasonable discretion, for each replacement executive thereafter proposed by COPT to fill the positions identified herein. In the event Borrower shall fail to obtain approval of the Requisite Lenders as provided herein within such one hundred eighty (180) day period, then, unless waived by the Requisite Lenders in writing, such failure shall constitute an Event of Default hereunder."

                  (b) The following is added to and made a part of the Credit Agreement as Section 5.2.5:

                  "5.2.5 CHANGE IN CONTROL. Without the prior written consent of
            Lenders having or holding more than 66.67% of the sum of the aggregate Commitments of all Lenders, no Change of Control shall occur."

                  (c) Section 7.1.12 of the Credit Agreement is hereby re-numbered as Section 7.1.14 of the Credit Agreement. The following are added to and made a part of the Credit Agreement as Sections 7.1.12 and 7.1.13:

                  "7.1.12 CHANGE IN MANAGEMENT. Unless waived by the Requisite
            Lenders, an Event of Default shall occur under Section 5.2.4; or

                  7.1.13 CHANGE IN CONTROL. Any Change of Control shall occur;
            or"

                  (d) The following definition is added to and made a part of the Credit Agreement at Appendix I, to be inserted in alphabetic order with respect to the other definitions therein:

                  ""CHANGE IN CONTROL" means the occurrence of either or both of the following:

                  (a) any Person (including a Person's Affiliates) or group (as that term is understood under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and the rules and regulations thereunder) shall have acquired after the Closing Date beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of COPT which, together with other securities beneficially owned by such Person (including such Person's Affiliates) or group, result in a holding of thirty percent (30%) or more of the voting power in the election of trustees of all securities of COPT then outstanding, expressly excluding, however, any Person that, as of the Closing Date, holds thirty percent (30%) or more of such voting securities; or


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                  (b) during any period of up to twelve (12) consecutive months, commencing on or after March 30, 2001, individuals who were Trustees of COPT at the beginning of such twelve (12) month period ("CONTINUING TRUSTEES"), plus any new Trustees whose election or appointment was approved by a majority of the Continuing Trustees then in office, shall cease for any reason to constitute a majority of the Board of Trustees of COPT."

            5. LENDER INTEREST RATE AGREEMENTS. Section 8.26 of the Credit Agreement is amended and restated in its entirety as follows:

                  "8.26 LENDER INTEREST RATE AGREEMENTS.

                  Any Lender may, from time to time in its sole and absolute discretion and as approved by Agent in its reasonable discretion, enter into one or more Lender Interest Rate Agreements with Borrower. The obligations of the applicable Loan Party under any Lender Interest Rate Agreement which is entered into after March 30, 2001 shall be secured by the Collateral only as to the first Five Million Dollars ($5,000,000) of obligations thereunder (the "Secured IRA Obligations"), with any remaining obligations of the applicable Loan Party thereunder being unsecured obligations of such Loan Party, provided that (a) such Secured IRA Obligations shall be expressly subordinated and junior in right to payment and performance to the payment and performance of the Obligations of the Loan Parties hereunder and (b) no more than one (1) Lender Interest Rate Agreement, the obligations under which are secured in whole or in part by the Collateral as provided herein, shall be in existence at any one time. Each Interest Rate Exchanger (a) hereby appoints Agent to act as agent in connection with the applicable Lender Interest Rate Agreement, it being understood and agreed by each Interest Rate Exchanger that it shall have no right individually to enforce any remedy in connection with any Lender Interest Rate Agreement, and (b) hereby agrees to indemnify Agent pursuant to
            Section 9.4 in connection with actions taken (or not taken) by Agent in connection herewith. "

            6. CERTAIN OTHER MODIFICATIONS.

                  (a) The phrase "including any Readvances" is hereby deleted from Section 2.3.3.1 of the Credit Agreement.

                  (b) The word "are" in the penultimate sentence of the definition of "Guaranty" set forth in the Credit Agreement at Appendix I is hereby revised to read "is".

                  (c) The definition of "Eligible Assignee" set forth in the Credit Agreement at Appendix I is amended and restated in its entirety as follows:

                  ""ELIGIBLE ASSIGNEE" means (i)(a) a commercial bank organized under the laws of the United States of America or any state thereof;
            (b) a


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            savings and loan association or savings bank organized under the laws of the United States of America or any state thereof; (c) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided, however, that (x) such bank is acting through a branch or agency located in the United States of America or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (d) any other financial institution which extends credit or buys loans as one of its principal businesses, including, real estate secured loans, in each case (under clauses (a) through (d) above) that is reasonably acceptable to Agent; and (ii) Lender and any Affiliate of Lender; and provided further, however, that (A) each Eligible Assignee under clauses (i)(a) through (i)(c) above shall have Tier 1 capital (as defined in the regulations of its primary Federal banking regulator) of not less than $100,000,000, (B) each Eligible Assignee under clause (i)(d) above shall have a net worth of not less than Two Hundred Million Dollars ($200,000,000), (C) an entity shall not be an Eligible Assignee if on the date of assignment of an interest in the Loan to such entity Borrower is reasonably expected to become liable for additional costs or withholdings by virtue of such assignment under Section 2.12.2, and (D) no Eligible Assignee shall be an Affiliate of any Loan Party."

                  (d) The words "Capital Leases" appearing in the definition of "Indebtedness" set forth in the Credit Agreement at Appendix I are hereby revised to read "capital leases".

            7. COPT GUARANTY.

                  (a) The following definition is added to and made a part of the Credit Agreement at Appendix I, to be inserted in alphabetic order with respect to the other definitions therein:

                  "COPT GUARANTY" means the Guaranty executed and delivered by
            COPT in favor of Agent, for the benefit of the Lenders, as amended, restated, supplemented or otherwise modified from time to time, pursuant to which COPT guaranties the performance of the Obligations by Borrower and the Loan Parties."

                  (b) The definition of "Loan Documents" as set forth in Appendix I to the Credit Agreement is amended and restated in its entirety as follows:

                  "LOAN DOCUMENTS" means, collectively, this Agreement, the
            Notes, the Security Documents, the Environmental Indemnity, the COPT Guaranty and the Fee Letter."

                  (c) LIMITATION ON RECOURSE. Section 7.3 of the Credit Agreement is amended and restated in its entirety as follows:


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                  "7.3 LIMITATION ON RECOURSE AGAINST NON-RECOURSE PARTIES.
            Except to the extent of COPT's liability under the COPT Guaranty, the Non-Recourse Parties shall not be personally liable for the payment of any sums now or hereafter owing any Lender under the terms of the Loan Documents, nor subject to mandatory or injunctive relief for enforcement of their Obligations hereunder. If any Event of Default should occur under the Loan Documents, Agent and each Lender agrees that, except for its rights against COPT under the COPT Guaranty, its rights, as to the Non-Recourse Parties only, shall be limited to proceeding against any Collateral pledged by the Non-Recourse Parties as security for the Obligations pursuant to the Security Documents, and that it shall have no right to proceed directly against the Non-Recourse Parties for the satisfaction of any monetary obligation of or enforcement of any monetary claim hereunder, or for other equitable relief. Nothing contained in this Section shall in any manner constitute or be deemed a release of the Obligations or otherwise affect or impair the enforceability against the other Loan Parties or the Collateral of the Loan Documents or the enforceability against COPT of the COPT Guaranty. Nothing in this Section shall impair, in any manner, any right, remedy or recourse Lender may have against the Non-Recourse Parties for fraud or any other claim that is not to enforce a provision of the Loan Documents against the Non-Recourse Parties."

            8. REMOVAL OF FLANK DRIVE; RATIFICATION BY REMAINING LOAN PARTIES. Prior to the date hereof, the Liens in favor of Lenders under the Security Documents were Released from all Mortgaged Property and other property owned by Flank Drive pursuant to Section 2.8 of the Credit Agreement. In accordance with
Section 2.8 of the Credit Agreement, Flank Drive shall cease to be a Borrower under the Credit Agreement and shall have no liability for obligations of the Loan Parties arising from and after the effective date of the final Release of such Mortgaged Property and other property. Notwithstanding the foregoing, Flank Drive shall not be Released from any breach of or Event of Default under any Loan Document arising prior to the date of such Release, nor from any obligation under any Loan Document that, by its express terms, survives the termination of such Loan Document or the Release of any Borrower. The remaining Loan Parties acknowledge and agree that nothing contained herein shall affect their respective obligations under the Credit Agreement or other Loan Documents or any Lien in favor of Lenders under any Security Document.

            9. REPRESENTATIONS AND WARRANTIES. Acknowledging that each of the following representations and warranties is given to induce Agent and the other Lenders to enter into this Amendment and the documents related thereto, each of Loan Parties hereby represents and warrants to Agent and the other Lenders that:

                  (a) The execution and delivery of this Amendment, the COPT Guaranty, and the other documents related thereto do not contravene, result in the breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract or agreement to which any Loan Party is a party or by which any Loan Party or any of their respective properties may be bound (nor would such execution and delivery constitute


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      such a default with the passage of time or the giving of notice or both)
      and does not violate or contravene any law, order, decree, rule, regulation or restriction to which any Loan Party or any of the Mortgaged Properties is subject;

                  (b) This Amendment, the COPT Guaranty and the other documents related thereto constitute the legal, valid and binding obligations of Loan Parties that are parties thereto, and are enforceable against such Loan Parties in accordance with their respective terms;

                  (c) The respective execution and delivery of, and performance under, this Amendment, the COPT Guaranty and the other documents related thereto are within the applicable Loan Parties' respective power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or their respective organizational documents;

                  (d) There exists no Event of Default or Potential Event of Default under the Loan Documents and there are no offsets, claims or defenses with respect to any of the Obligations, including the Guarantied Obligations under the COPT Guaranty;

                  (e) Except for those representations and warranties that are expressly limited to apply to or as of a specific date, all the representations and warranties of the Loan Parties under the Loan Documents and all the representations and warranties of COPT under the COPT Guaranty are true and correct in all material respects on the date hereof, all of which are hereby ratified and reaffirmed for all purposes;
                  (f) There has been no amendment or supplement or change to the organizational and governance documents of the Loan Parties that were delivered and certified to Agent and the other Lenders at or subsequent to Closing Date, all of which organizational and governance documents are in full force and effect on the date hereof; and

                  (g) As of the date hereof, each of the Loan Parties is in legal existence and good standing under the laws of the state of its respective formation or creation and are duly authorized to conduct business in which their respective Mortgaged Properties are located.

            10. RATIFICATION; RESTATEMENT. Each of the Loan Parties other than Flank Drive restates and remakes all of the covenants and agreements contained in the Credit Agreement and other Loan Documents as of the date hereof, and acknowledges and agrees that, except as modified herein, the Credit Agreement has not been otherwise modified or amended and remains in full force and effect. The Security Documents, except to the extent to the contrary set forth in
SECTION 8 of this Amendment, are hereby ratified and confirmed as valid, subsisting and continuing to secure the Notes, the Loan Documents and any other Obligations, as modified by this Amendment and all related documents. Nothing herein, except to the extent to the contrary set forth in SECTION 8 of this Amendment, shall in any manner diminish, impair or extinguish the Notes, the Security Documents, or any of the other Obligations. The recitals set forth above are true, accurate and complete.


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            11. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Amendment shall not become effective, nor shall Agent and the other Lenders be obligated hereunder, until each of the following conditions precedent in favor of Lender has been satisfied:

                  (a) The amendment and restatement of the Revolving Credit Agreement, and all transactions related thereto, shall have closed and become legally effective;

                  (b) The applicable Loan Parties shall have executed and delivered to Agent this Amendment, the COPT Guaranty and all other documents to be executed in connection herewith (including any amendments to or restatements of the Mortgages, financing statements and fixture filings required by Agent);

                  (c) No Event of Default or Potential Event of Default under the Loan Documents shall exist and be continuing;

                  (d) Lender shall have received from the Title Company such additional title insurance or endorsements to the Title Policies as Agent may reasonably require;

                  (e) Agent shall have conducted, completed and approved all such investigation and inspection of the Mortgaged Property and the Improvements as it deems necessary in connection with the transactions contemplated by this Amendment;

                  (f) Lender shall have received from the Loan Parties all certificates and other evidence and opinions of counsel as Agent shall in its sole and absolute discretion require concerning, inter alia, the Loan Parties' respective due power and authority to enter into, deliver and perform their respective obligations under this Amendment, the COPT Guaranty and all other documents executed in connection therewith.

            12. MISCELLANEOUS.

                  (a) CONFLICTS. In the event of any conflict between the terms and provisions of the Credit Agreement and this Amendment, the terms and provisions of this Amendment shall control and govern.

                  (b) COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be considered an original but all of which, when taken together, shall constitute but one and the same instrument.

                  (c) FURTHER ASSURANCES. Each of the Loan Parties hereby agrees to execute and deliver to Agent, promptly upon request from Agent, such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated in this Amendment and the other documents related thereto or to perfect the liens, security interests, collateral assignments and financing statements as Agent may request to more fully evidence the security and collateral contemplated in such documents.

                         [REMAINDER OF PAGE INTENTIONALLY BLANK.]


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            IN WITNESS WHEREOF, the parties to this Amendment have caused this
Amendment to be executed as of the date first above written.

                        LENDERS:

                        BANKERS TRUST COMPANY

                        By:_______________________________________________
                        Name:_____________________________________________
                        Title:____________________________________________


                        FLEET NATIONAL BANK

                        By:_______________________________________________
                        Name:_____________________________________________
                        Title:____________________________________________


                        THE BANK OF NOVA SCOTIA

                        By:_______________________________________________
                        Name:_____________________________________________
                        Title:____________________________________________


                        LASALLE NATIONAL BANK

                        By:_______________________________________________
                        Name:_____________________________________________
                        Title:____________________________________________


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                        CITIZENS BANK OF RHODE ISLAND

                        By:_______________________________________________
                        Name:_____________________________________________
                        Title:____________________________________________


                        CHEVY CHASE BANK, FSB

                        By:_______________________________________________
                        Name:_____________________________________________
                        Title:____________________________________________


                        SUN TRUST BANK (FORMERLY CRESTAR BANK)

                        By:_______________________________________________
                        Name:_____________________________________________
                        Title:____________________________________________


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                        KEYBANK NATIONAL ASSOCIATION

                        By:_______________________________________________
                        Name:_____________________________________________
                        Title:____________________________________________


                        AGENT:

                        BANKERS TRUST COMPANY,
                        as Agent for the Lenders

                        By:_______________________________________________
                        Name:_____________________________________________
                        Title:____________________________________________


                        COPLP:

                        CORPORATE OFFICE PROPERTIES, L.P.,
                        a Delaware limited partnership

                        By: CORPORATE OFFICE PROPERTIES TRUST, a Maryland real estate investment trust, its general partner

                              By:_________________________________________
                              Name:_______________________________________
                              Title:______________________________________


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                        COPT:

                        CORPORATE OFFICE PROPERTIES TRUST, a Maryland real estate investment trust

                        By:_______________________________________________
                        Name:_____________________________________________
                        Title:____________________________________________


                        OTHER LOAN PARTIES:

                        CORPORATE OFFICE PROPERTIES HOLDINGS, INC., a Delaware corporation

                        By:_______________________________________________
                        Name:_____________________________________________
                        Title:____________________________________________


                        BLUE BELL INVESTMENT COMPANY, L.P., a Delaware limited partnership

                        By: CORPORATE OFFICE PROPERTIES HOLDINGS, INC., a Delaware corporation, its general partner

                              By:_________________________________________
                              Name:_______________________________________
                              Title:______________________________________


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                        SOUTH BRUNSWICK INVESTORS, L.P., a Delaware limited
                        partnership

                        By: CORPORATE OFFICE PROPERTIES HOLDINGS, INC., a Delaware corporation, its general partner

                              By:_________________________________________
                              Name:_______________________________________
                              Title:______________________________________


                        COMCOURT INVESTORS, L.P., a Delaware limited partnership

                         By: CORPORATE OFFICE PROPERTIES HOLDINGS, INC., a Delaware corporation, its general partner

                              By:_________________________________________
                              Name:_______________________________________
                              Title:______________________________________


                        6385 FLANK DRIVE, L.P., a Pennsylvania limited partnership

                        By: CORPORATE OFFICE PROPERTIES HOLDINGS, INC., a Delaware corporation, its general partner

                              By:_________________________________________
                              Name:_______________________________________
                              Title:______________________________________


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